UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9789
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Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2007

Waddell & Reed Advisors Tax-Managed Equity Fund

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
12	After-Tax Returns
13	Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Income Tax Information
33	Directors and Officers
39	Annual Privacy Notice
41	Proxy Voting Information
42	Quarterly Portfolio Schedule Information
42	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2007

Dear Shareholder:

It's been an exceptional year for U.S. equities. The Standard & Poor's 500 Index is up 20.59% for the 12-month period ended June 30, 2007, led by energy and natural resources stocks. Most bond markets, meanwhile, have struggled in recent months. Overall economic growth has been better than most economists and pundits have expected while foreign purchases of U.S. Treasuries have subsided. Globally, interest rates are on the rise.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the fiscal year ended June 30, 2007. We are pleased to report that all equity sectors provided double-digit market returns for the yearly period, with most of the gains coming in the late summer of 2006 and this past spring. Financial stocks were the weakest area of the stock market, reflecting fallout over lending practices in the subprime mortgage market, as well as the prospect of higher interest rates. A year ago, the markets were expecting the Federal Reserve to ease monetary policy in the wake of an economic slowdown. Instead growth, led by exports, may be accelerating.

Tailwinds of growth

Over the past year gasoline prices - a key factor that helps shape consumer confidence - have been on a roller-coaster. Overall, we feel the long-term cost trend for energy is upward given rising global demand for a wide variety of natural resources and continuing concerns about energy supplies and energy-related politics, not just in the Middle East, but in energy-exporting countries from Nigeria to Russia to Venezuela.

On balance, the U.S. economic news of the past year has been good, including:

  Corporate profits remained solid, rising around 10 percent
  Inflation remains within the Fed's target (2 percent to 3 percent) range and
  Improving trade and federal deficits.

Economic Snapshot
	6-30-2007	6-30-2006

U.S. unemployment rate	4.50%	4.90%
Inflation (U.S. Consumer Price Index)	2.70%	3.40%
U.S. GDP	3.40%	3.10%
30-year fixed mortgage rate	6.63%	6.78%
Oil price per barrel	$70.68	$73.93

Source: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

Our Economic Snapshot chart highlights five selected indicators. Even though headline numbers for items such as inflation and oil can change a great deal from month to month, the economy is in a similar place compared to where it was a year ago - an attractive place to be, in our view. Oil prices are actually a bit lower.

From a historical perspective, we believe that stock prices appear reasonable, especially given corporate profit levels. We see an attractive path ahead for diversified investors for the balance of the calendar year, although one that might be marked by a few unexpected curves. As always, we believe that maintaining a well-rounded portfolio remains an important component of securing your long-term financial future.

Our seven decades of expertise

We are now more than halfway through the Waddell & Reed organization's 70th anniversary year. Since its earliest days under Cameron Reed and Chauncey Waddell, we have focused on effective stock selection through intense fundamental research, coupled with a deep understanding of global markets. Our goal is to help you achieve your long-term financial goals. To that end, we are committed to offering you a financial planning philosophy that emphasizes both participation in positive markets and a strong effort to manage risk.

Thank you for your continued confidence in us.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Tax-Managed Equity Fund
      June 30, 2007

Below, F. Chace Brundige, CFA, portfolio manager of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., discusses positioning, performance and results for the fiscal year ended June 30, 2007. He has managed the Fund for one year and has 13 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund increased 17.92 percent (Class A shares at net asset value) for the 12 months ended June 30, 2007, less than its benchmark but more than its peer group. By comparison, the Russell 1000 Growth Index (reflecting the performance of stocks that generally represent the equity market) increased 19.07 percent, while the Lipper Large-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 16.30 percent for the same period.

The Fund delivered mixed results across sectors. We saw losses in a global freight and logistics company, as Asia-to-U.S. traffic slowed somewhat with a softer domestic economy and related drawdown in inventories, particularly with regard to retail. While we remain positive on casinos and gaming, especially with Macau and other parts of Asia as catalysts, our investments there did not fare well over the fiscal year. We remain invested, however, and also remain positive on fundamental drivers for the next several quarters.

The health care sector was also mixed for us during the year, and the biotechnology industry in particular was tricky. One position we have sold and another we've added to, as our fundamental conviction remains firm and valuation has become more attractive. On the positive side, we got a lot of help in the areas of orthopedic devices, global pharmaceuticals and biotech specializing in HIV and other virulent illnesses. Financials turned out to be our worst stock-picking sector this year. While there were no real disasters, there was only one positive standout in the form of a global investment bank. Otherwise, we saw underperformance in insurance, asset management and exchanges. We continued to focus our energy exposure in the oilfield services industry, selecting leaders in their respective categories and all with what we feel are best-in-class management teams. In addition, we have targeted companies that we believe are well-positioned for positive trends in international oil, particularly through good relationships with large national oil companies and exposure to deepwater drilling.

One important theme in our portfolio is global escalation in food-related commodities. With demand for corn and other agricultural products rising based on global living standards and corn-based ethanol production, demand is also rising for agricultural equipment and high-performance seeds. Meanwhile, our technology exposure helped us during the year, though our holdings were varied; we saw solid contributions in the areas of consumer-related electronics and data networking, but disappointments in semiconductors, Internet services, video games and online banking and bill pay.

Our search for catalysts

Consistent with our tax-sensitive investment strategy, the Fund did not pay a taxable distribution during the past fiscal year. In fact, the Fund has not found it necessary to make any capital gains distributions since its inception in March 2000. While we can't say for certain what will happen in the future, the Fund has also not made any taxable income distributions since fiscal year 2005.

In building the Fund's portfolio, we attempt to identify what we believe to be companies with sustainable competitive advantages through detailed fundamental analysis. In addition, our largest positions tend to be those where we believe an additional catalyst will cause fundamental performance to outstrip that which is expected by other investors and Wall Street in general. This year we had several contributors where earnings and cash flow metrics were much stronger than generally expected going into the year. As we had identified this likelihood beforehand, the Fund was well-positioned to benefit. As such, we exploited these scenarios in consumer electronics, agriculture-related companies and health care.

Our largest underweight this year was consumer discretionary. While this was largely driven by a lack of great ideas in the sector, at the core we have underlying concern regarding the U.S. consumer. The low interest rates and easy credit terms of the last several years have largely given way to increasing mortgage payments, rising delinquencies and shrinking asset values (including homes). Given this, we are concerned that these related issues may lead to a prolonged slowdown in consumer spending. We are also underweight consumer staples, but for different reasons. Though we've identified what we think are some good opportunities, we believe that the sector is largely fairly valued. For these reasons, we've focused our exposure on companies we feel are best-positioned to extend their strong brands into China and where we think the consensus expectations are inappropriately restrained. Information technology was our largest overweight, solely the result of a bottom-up stock-picking process. Several of these positions were identified as having large appreciation potential and were therefore of larger-than-average size.

Top 10 Equity Holdings June 30, 2007		June 30, 2006
Company	Sector	Company	Sector

Apple Inc.	Technology	Google Inc., Class A	Business Equipment and Services
Monsanto Company	Raw Materials	Monsanto Company	Raw Materials
Cisco Systems, Inc.	Technology	Las Vegas Sands, Inc.	Consumer Services
Deere & Company	Capital Goods	Chicago Mercantile Exchange Holdings Inc.	Financial Services
Adobe Systems Incorporated	Technology	SLM Corporation	Financial Services
Schlumberger Limited	Energy	Schlumberger Limited	Energy
Google Inc., Class A	Business Equipment and Services	Deere & Company	Capital Goods
Research in Motion Limited	Consumer Durables	Walgreen Co.	Retail
UBS AG	Financial Services	Transocean Inc.	Energy
Genentech, Inc.	Health Care	General Dynamics Corporation	Technology

See your advisor or www.waddell.com for more information on the Fund's most recently published Top Ten Holdings.

Our outlook

We are at an interesting point right now in that the domestic economy is slowing, led by the U.S. consumer and housing. While a decade ago this formula might have meant a global slowdown, today China's economy and the overall Asian economy are very strong, buttressed by massive, long-lived fixed-asset investments as well as preparation for the 2008 Olympics in Beijing. So the question becomes, can a weakening U.S. consumer and a general unwinding of leverage in the West offset the vibrant economies in the East? Secondarily, will commodity inflation, stoked by rising Eastern demand, exacerbate strains on the Western consumer and weaken the Federal Reserve's ability to revive demand with more accommodating monetary policy? We are truly in uncharted territory. Given our continued uncertainty, coupled with our investment style, we'll continue to build the Fund stock by stock as we believe that's our best avenue for adding the greatest potential value.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., Class A Shares (1)	$10,419
Russell 1000 Growth Index	$7,125
Lipper Large-Cap Growth Funds Universe Average	$7,719

		W&R ADVISORS TAX-MANAGED EQUITY FUND CLASS A SHARES	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

MAR	2000	9,425	10,000	10,000
DEC	2000	9,038	7,243	8,140
JUN	2001	7,798	6,214	6,963
JUN	2002	6,252	4,568	5,307
JUN	2003	6,574	4,704	5,257
JUN	2004	7,833	5,545	6,092
JUN	2005	8,286	5,638	6,279
JUN	2006	8,836	5,984	6,637
JUN	2007	10,419	7,125	7,719

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y (3)

1-year period ended 6-30-07	11.14%	12.84%	16.65%	18.03%
5-year period ended 6-30-07	9.45%	9.62%	9.68%	10.82%
10-year period ended 6-30-07	–	–	–	–
Since inception of Class (4) through 6-30-07	0.57%	0.46%	0.41%	1.38%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Class Y shares are no longer available for investment.

(4)3-31-00 for Class A, Class B and Class C shares and 4-19-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

Tax-Managed Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2007	Beginning Account Value 12-31-06	Ending Account Value 6-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,078.50	1.28%	$6.65
Class B	1,000	1,073.70	2.20	11.30
Class C	1,000	1,074.00	2.19	11.30
Class Y**	1,000	1,079.50	1.26	6.45
Based on 5% Return (2)
Class A	$1,000	$1,018.42	1.28%	$6.46
Class B	1,000	1,013.90	2.20	10.98
Class C	1,000	1,013.93	2.19	10.98
Class Y**	1,000	1,018.55	1.26	6.26

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2007, and divided by 365.

**Class closed to investment.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Shareholder Summary Of Tax-Managed Equity Fund

Portfolio Highlights

On June 30, 2007, Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. had net assets totaling $81,679,820 invested in a diversified portfolio of:

85.95%	Domestic Common Stocks
9.90%	Foreign Common Stocks
4.15%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2007, your Fund owned:

Technology Stocks	$29.00
Health Care Stocks	$16.94
Financial Services Stocks	$10.02
Capital Goods Stocks	$7.98
Energy Stocks	$6.54
Consumer Nondurables Stocks	$5.35
Business Equipment and Services Stocks	$4.92
Miscellaneous Stocks	$4.83
Cash and Cash Equivalents	$4.15
Raw Materials Stocks	$3.86
Consumer Services Stocks	$3.47
Consumer Durables Stocks	$2.94

Your Fund's After-Tax Returns(1)
	1-year period ended 6-30-07	5-year period ended 6-30-07	10-year period ended 6-30-07	Since inception of Class(2) through 6-30-07

Class A
Before Taxes	11.14%	9.45%	–	0.57%
After Taxes on Distributions	11.14%	9.45%	–	0.54%
After Taxes on Distributions and Sale of Fund Shares	7.24%	8.23%	–	0.47%
Class B
Before Taxes	12.84%	9.62%	–	0.46%
After Taxes on Distributions	12.84%	9.62%	–	0.46%
After Taxes on Distributions and Sale of Fund Shares	8.34%	8.39%	–	0.39%
Class C
Before Taxes	16.65%	9.68%	–	0.41%
After Taxes on Distributions	16.65%	9.68%	–	0.41%
After Taxes on Distributions and Sale of Fund Shares	10.82%	8.43%	–	0.35%
Class Y (3)
Before Taxes	18.03%	10.82%	–	1.38%
After Taxes on Distributions	18.03%	10.82%	–	1.33%
After Taxes on Distributions and Sale of Fund Shares	11.72%	9.45%	–	1.16%
Russell 1000 Growth Index (4)	19.06%	9.30%	–	-4.57%

(1)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(2)3-31-00 for Class A, Class B and Class C shares and 4-19-00 for Class Y shares (the date on which shares were first acquired by shareholders).

(3)Class Y shares are no longer available for investment.

(4)The Russell 1000 Growth Index since inception column reflects the index return for the life of the Fund's Class A shares and reflects no deduction for fees, expenses or taxes.

The table above shows average annual returns on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

The Investments of Tax-Managed Equity Fund
June 30, 2007
COMMON STOCKS	Shares	Value

Aircraft - 3.97%
Boeing Company (The)	21,700	$2,086,672
Raytheon Company	21,500	1,158,635
		3,245,307
Beverages - 1.52%
PepsiCo, Inc.	19,200	1,245,120

Capital Equipment - 5.95%
Deere & Company	21,800	2,632,132
Foster Wheeler Ltd.*	5,800	620,020
Illinois Tool Works Inc.	29,600	1,604,024
		4,856,176
Chemicals - Petroleum and Inorganic - 3.86%
Monsanto Company	46,700	3,154,118

Communications Equipment - 8.25%
Cisco Systems, Inc.*	98,900	2,751,893
Juniper Networks, Inc.*	33,200	835,810
Marvell Technology Group Ltd.*	65,100	1,186,122
QUALCOMM Incorporated	45,200	1,960,550
		6,734,375
Computers - Micro - 4.86%
Apple Inc.*	32,500	3,966,950

Computers - Peripherals - 7.97%
Adobe Systems Incorporated*	64,900	2,604,437
Electronic Arts Inc.*	41,600	1,967,888
Microsoft Corporation	65,700	1,935,522
		6,507,847
Consumer Electronics - 2.94%
Research In Motion Limited*	12,000	2,400,900

Defense - 2.43%
General Dynamics Corporation	25,400	1,986,788

Electrical Equipment - 1.24%
Emerson Electric Co.	21,600	1,010,880

Electronic Components - 1.52%
Broadcom Corporation, Class A*	42,500	1,242,700

Health Care - Drugs - 8.50%
Abbott Laboratories	34,000	1,820,700
Genentech, Inc.*	29,100	2,201,706
Gilead Sciences, Inc.*	49,400	1,916,473
Schering-Plough Corporation	33,000	1,004,520
		6,943,399
Health Care - General - 4.47%
Baxter International Inc.	17,700	997,218
DENTSPLY International Inc.	40,600	1,552,747
Zimmer Holdings, Inc.*	13,000	1,103,570
		3,653,535
Hospital Supply and Management - 3.97%
Medtronic, Inc.	15,000	777,900
Stryker Corporation	19,200	1,211,328
UnitedHealth Group Incorporated	24,500	1,252,930
		3,242,158
Hotels and Gaming - 3.47%
International Game Technology	26,800	1,063,960
Las Vegas Sands, Inc.*	23,200	1,772,248
		2,836,208
Household - General Products - 3.83%
Colgate-Palmolive Company	26,400	1,712,040
Procter & Gamble Company (The)	23,100	1,413,489
		3,125,529
Insurance - Life - 2.10%
Aflac Incorporated	33,300	1,711,620

Insurance - Property and Casualty - 0.95%
Ambac Financial Group, Inc.	8,900	775,991

Multiple Industry - 0.10%
Clearwire Corporation, Class A*	3,200	78,080

Non-Residential Construction - 0.79%
Fluor Corporation	5,800	645,946

Petroleum - Services - 6.54%
Schlumberger Limited	30,300	2,573,682
Smith International, Inc.	14,200	832,688
Transocean Inc.*	18,300	1,939,434
		5,345,804
Restaurants - 0.82%
YUM! Brands, Inc.	20,400	667,488

Retail - General Merchandise - 0.66%
Kohl's Corporation*	7,600	539,828

Security and Commodity Brokers - 6.97%
Chicago Mercantile Exchange Holdings Inc.	3,200	1,709,952
Goldman Sachs Group, Inc. (The)	7,900	1,712,325
UBS AG	37,800	2,268,378
		5,690,655
Timesharing and Software - 4.92%
Google Inc., Class A*	4,600	2,407,502
Paychex, Inc.	21,100	825,538
Yahoo! Inc.*	29,100	789,337
		4,022,377
Trucking and Shipping - 1.28%
Expeditors International of Washington, Inc.	25,400	1,049,274

Utilities - Telephone - 1.97%
China Mobile (Hong Kong) Limited, ADR	29,800	1,606,220

TOTAL COMMON STOCKS - 95.85%		$78,285,273

(Cost: $60,872,381)

SHORT-TERM SECURITIES - 3.90%	Principal Amount in Thousands

Beverages
PepsiCo, Inc.,
5.33%, 7-2-07	$3,187	$3,186,528
(Cost: $3,186,528)

TOTAL INVESTMENT SECURITIES - 99.75%		$81,471,801

(Cost: $64,058,909)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.25%		208,019

NET ASSETS - 100.00%		$81,679,820

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      TAX-MANAGED EQUITY FUND
      June 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $64,059) (Notes 1 and 3)	$81,472
Cash	1
Receivables:
Fund shares sold	228
Dividends and interest	43
Prepaid and other assets	24

Total assets	81,768

LIABILITIES
Payable to Fund shareholders	44
Accrued service fee (Note 2)	15
Accrued shareholder servicing (Note 2)	11
Accrued accounting services fee (Note 2)	4
Accrued management fee (Note 2)	3
Accrued distribution fee (Note 2)	–	*
Other	11

Total liabilities	88

Total net assets	$81,680

NET ASSETS
$0.001 par value capital stock:
Capital stock	$7
Additional paid-in capital	72,730
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss		(4)
Accumulated undistributed net realized loss on investment transactions		(8,466)
Net unrealized appreciation in value of investments	17,413

Net assets applicable to outstanding units of capital	$81,680

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.99
Class B	$10.34
Class C	$10.30
Class Y	$11.00
Capital shares outstanding:
Class A	6,813
Class B	362
Class C	299
Class Y	–	*
Capital shares authorized	1,000,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      TAX-MANAGED EQUITY FUND
      For the Fiscal Year Ended June 30, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $9)	$613
Interest and amortization	157

Total income	770

Expenses (Note 2):
Investment management fee	492
Service fee:
Class A	170
Class B	9
Class C	7
Shareholder servicing:
Class A	103
Class B	11
Class C	10
Class Y	–	*
Distribution fee:
Class A	3
Class B	28
Class C	22
Accounting services fee	46
Audit fees	24
Custodian fees	5
Legal fees	5
Other	117

Total expenses	1,052

Net investment loss	(282)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	1,846
Realized net gain on written options	67

Realized net gain on investments	1,913
Unrealized appreciation in value of investments during the period	10,639

Net gain on investments	12,552

Net increase in net assets resulting from operations	$12,270

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      TAX-MANAGED EQUITY FUND
      (In Thousands)

	For the fiscal year ended June 30,

	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(282)	$(388)
Realized net gain on investments	1,913	11,067
Unrealized appreciation (depreciation)	10,639	(6,338)

Net increase in net assets resulting from operations	12,270	4,341

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(–)	(–)

Capital share transactions (Note 5)	(2,592)	469

Total increase	9,678	4,810
NET ASSETS
Beginning of period	72,002	67,192

End of period	$81,680	$72,002

Undistributed net investment loss	$(4)	$(3)

(1)See "Financial Highlights" on pages 20 - 23.

See Notes to Financial Statements.

Financial Highlights
      TAX-MANAGED EQUITY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$9.32	$8.74	$8.27	$6.94	$6.60

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.04)	(0.01)	(0.07)	(0.04)
Net realized and unrealized gain on investments	1.70	0.62	0.49	1.40	0.38

Total from investment operations	1.67	0.58	0.48	1.33	0.34

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.01)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.01)	(0.00)	(0.00)

Net asset value, end of period	$10.99	$9.32	$8.74	$8.27	$6.94

Total return (1)	17.92%	6.64%	5.78%	19.16%	5.15%
Net assets, end of period (in millions)	$75	$65	$60	$54	$34
Ratio of expenses to average net assets	1.31%	1.32%	1.34%	1.40%	1.49%
Ratio of net investment loss to average net assets	-0.29%	-0.44%	-0.13%	-0.96%	-0.70%
Portfolio turnover rate	55%	100%	66%	92%	105%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      TAX-MANAGED EQUITY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007		2006	2005	2004	2003

Net asset value, beginning of period	$8.85		$8.37	$7.98	$6.77	$6.49

Income (loss) from
investment operations:
Net investment loss	(0.11	)(1)	(0.16)	(0.09)	(0.13)	(0.11)
Net realized and unrealized gain on investments	1.60	(1)	0.64	0.48	1.34	0.39

Total from investment operations	1.49		0.48	0.39	1.21	0.28

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$10.34		$8.85	$8.37	$7.98	$6.77

Total return	16.84%		5.73%	4.89%	17.87%	4.31%
Net assets, end of period (in millions)	$4		$4	$4	$4	$3
Ratio of expenses to average net assets	2.22%		2.24%	2.27%	2.36%	2.43%
Ratio of net investment loss to average net assets	-1.20%		-1.37%	-1.04%	-1.91%	-1.64%
Portfolio turnover rate	55%		100%	66%	92%	105%

(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Financial Highlights
      TAX-MANAGED EQUITY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007		2006	2005	2004	2003

Net asset value, beginning of period	$8.83		$8.35	$7.97	$6.76	$6.49

Income (loss) from investment operations:
Net investment loss	(0.12	)(1)	(0.14)	(0.08)	(0.12)	(0.08)
Net realized and unrealized gain on investments	1.59	(1)	0.62	0.46	1.33	0.35

Total from investment operations	1.47		0.48	0.38	1.21	0.27

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$10.30		$8.83	$8.35	$7.97	$6.76

Total return	16.65%		5.75%	4.77%	17.90%	4.16%
Net assets, end of period (in millions)	$3		$3	$3	$2	$2
Ratio of expenses to average net assets	2.27%		2.28%	2.30%	2.35%	2.49%
Ratio of net investment loss to average net assets	-1.26%		-1.41%	-1.09%	-1.91%	-1.71%
Portfolio turnover rate	55%		100%	66%	92%	105%

(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Financial Highlights
      TAX-MANAGED EQUITY FUND
      Class Y Shares (1)
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005	2004	2003

Net asset value, beginning of period	$9.32	$8.76		$8.28	$6.95	$6.60

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05	)(2)	0.01	(0.01)	(0.02)
Net realized and unrealized gain on investments	1.70	0.61	(2)	0.50	1.34	0.37

Total from investment operations	1.68	0.56		0.51	1.33	0.35

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.03)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)		(0.03)	(0.00)	(0.00)

Net asset value, end of period	$11.00	$9.32		$8.76	$8.28	$6.95

Total return	18.03%	6.39%		6.11%	19.14%	5.30%
Net assets, end of period (in thousands)	$1	$1		$19	$17	$6
Ratio of expenses to average net assets	1.24%	1.30%		1.14%	1.24%	1.40%
Ratio of net investment income (loss) to average net assets	-0.23%	-0.60%		0.09%	-0.80%	-0.64%
Portfolio turnover rate	55%	100%		66%	92%	105%

(1)Class Y shares are closed to investment.
(2)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2007

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek long-term growth of capital while minimizing taxable gains and income to shareholders. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value.

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

      C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

      D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

      E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2007, $281,480 was reclassified between additional paid-in capital and accumulated undistributed net investment loss. Net investment income, accumulated undistributed net realized loss on investment transactions and net assets were not affected by this change.

      F. New Accounting Pronouncements - In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will adopt SFAS No. 157 during 2008 and its potential impact, if any, on the Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which is non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce those fees if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $131,859. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the fiscal year ended June 30, 2007, W&R received $1,202, $3,589 and $1,046 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $92,755 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended June 30, 2007, the Fund paid Directors' regular compensation of $3,707, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $39,812,043, while proceeds from maturities and sales aggregated $39,970,602. Purchases of short-term securities aggregated $535,210,245, while proceeds from maturities and sales aggregated $538,552,500. No U.S. government obligations were purchased or sold during the fiscal year ended June 30, 2007.

For Federal income tax purposes, cost of investments owned at June 30, 2007 was $64,089,834, resulting in net unrealized appreciation of $17,381,967, of which $17,710,555 related to appreciated securities and $328,588 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2007 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$–
Distributed ordinary income	–
Undistributed ordinary income	–

Realized long-term capital gains	–
Distributed long-term capital gains	–
Undistributed long-term capital gains	–

Capital loss carryover	–

Post-October losses deferred	–

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

June 30, 2010	$225,882
June 30, 2011	8,151,013
June 30, 2012	77,635

Total carryover	$8,454,530

NOTE 5 - Multiclass Operations

The Fund currently offers three classes of shares, Class A, Class B and Class C, each of which have equal rights as to assets and voting privileges. Class Y shares, which are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure, were closed to new and additional investments. A comprehensive discussion of the terms under which shares of each class (except Class Y) are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,
	2007	2006

Shares issued from sale of shares:
Class A	1,351	1,219
Class B	10	20
Class C	73	75
Class Y	–	– *
Shares issued from reinvestment of dividend and/or capital gains distribution:
Class A	–	–
Class B	–	–
Class C	–	–
Class Y	–	–
Shares redeemed:
Class A	(1,547)	(1,109)
Class B	(86)	(76)
Class C	(88)	(88)
Class Y	(–)	(2)

Increase (decrease) in outstanding capital shares	(287)	39

Value issued from sale of shares:
Class A	$13,830	$11,517
Class B	94	178
Class C	696	676
Class Y	–	– *
Value issued from reinvestment of dividend and/or capital gains distribution:
Class A	–	–
Class B	–	–
Class C	–	–
Class Y	–	–
Value redeemed:
Class A	(15,570)	(10,409)
Class B	(810)	(682)
Class C	(832)	(792)
Class Y	(–)	(19)

Increase (decrease) in outstanding capital	$(2,592)	$469

*Not shown due to rounding.

NOTE 6 - Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expries on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

Transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at June 30, 2006	–	$–
Options written	500	67,248
Options terminated in closing purchase transactions	(–)	(–)
Options exercised	(–)	(–)
Options expired	(500)	(67,248)

Outstanding at June 30, 2007	–	$–

NOTE 7 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund"), as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 13, 2007

Income Tax Information

Normally, dividends and/or distributions are paid to shareholders of the Fund annually in December. No dividends and/or distributions were paid to shareholders during the fiscal year from July 1, 2006 through June 30, 2007.

The Board of Directors of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (22 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (21 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (16 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, W&R; and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director since 2007
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents
Director of Guaranty State Bank & Trust Co., Director of Guaranty, Inc.; Trustee, Kansas Public Retirement System; Director of Ivy Funds, Inc.; Trustee of Ivy Funds

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Director since 1999	Professor of Law, Washburn School of Law (1973 to present); Formerly, Dean, Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director since 1999	President and Director, JoDill Corp. (1965 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (Financial Services); President, Liberty Memorial Association (WWI National Museum); Director, Northland Betterment Commission

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director since 1999 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (until 2006); Professor, University of Utah (until 2005)	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Director since 1999
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma School of Law (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); LSQ Manager, Inc. (since 2007)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition; Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director since 1999	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director since 1999	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 54	Director since 1999	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1999	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Interested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Director since 2007	Director, Executive Vice President and Chief Investment Officer of WRIMCO; Senior Vice President and Chief Investment Officer of WDR	Director of IICO

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 1999 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1999	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003)	None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Vice President, Treasurer, Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Principal Financial Officer (since 2007); Assistant Treasurer (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).
None

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004 Vice President since 2006
Vice President (2006 to present) and Chief Compliance Officer (2004 to present) for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1019A (6-07)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2006	$19,100
		2007	20,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2006	$1,700
		2007	1,800

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2006	$2,200
		2007	3,050

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2006	$60
		2007	60

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$3,960 and $4,910 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $207,750 and $122,800 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 7, 2007

By /s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 7, 2007